UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

WILSON BANK HOLDING COMPANY

(Exact name of Registrant as Specified in Its Charter)

Tennessee	0-20402	62-1497076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

623 West Main Street
Lebanon, Tennessee		37087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 444-2265

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant

Wilson Bank Holding Company (the “Company”) received notice from its independent registered public accounting firm, Maggart & Associates, P.C. (“Maggart”) that the shareholders and professional staff of Maggart joined RubinBrown LLP (“Rubin Brown”), effective June 2, 2025. As a result, on August 4, 2025, the Company received notice that Maggart was resigning as the Company’s independent registered public accounting firm for and with respect to the fiscal year ending December 31, 2025.

On August 4, 2025, the Company engaged RubinBrown as its new independent registered public accounting firm for and with respect to the fiscal year ending December 31, 2025. The engagement of RubinBrown was approved by the Audit Committee of the Company’s board of directors on August 4, 2025.

Maggart’s reports on the Company’s financial statements as of and for each of the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2024 and 2023, and during the subsequent interim period beginning January 1, 2025 and ended August 4, 2025, there were (i) no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, between the Company and Maggart on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Maggart, would have caused Maggart to make reference to the subject matter of the disagreements in connection with its reports for such years and (ii) no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided to Maggart a copy of this Current Report on Form 8-K prior to the Company’s filing of it with the Securities and Exchange Commission (the “SEC”) and requested that Maggart furnish the Company with a letter addressed to the SEC stating whether Maggart agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter from Maggart is filed as Exhibit 16.1 hereto.

During each of the Company’s fiscal years ended December 31, 2024 and 2023, and during the subsequent interim period beginning January 1, 2025 and ended August 4, 2025, neither the Company nor anyone acting on its behalf consulted with RubinBrown regarding (i) the application of accounting principles to a specified transaction, either contemplated or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that RubinBrown concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter of concurrence from Maggart & Associates, P.C.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

Date:	August 5, 2025	By:	/s/ John C. McDearman III
John C. McDearman III President/Chief Executive Officer